Exhibit 10.35

RELEASE OF ALL CLAIMS

For and in consideration of the sum of Two Hundred Twelve Thousand Five Hundred Dollars ($212,500.00), the receipt and adequacy of which is hereby acknowledged, the undersigned, GBM NEWCO, LLC, a Texas Limited Liability Company (hereafter referred to as the “releasor”), hereby releases and forever discharges BASIN WATER, INC., a Delaware corporation, and its subsidiaries, affiliated companies, partnerships, joint ventures, corporations and their predecessors, successors in interest, officers, directors, shareholders, assigns, devisees, agents, underwriters, issuers, salespersons, attorneys, insurers, dealers and employees, and all other persons, corporations, partnerships and entities (collectively “the releasees”) of and from any and all manner of action or actions, causes or causes of action, liabilities, suits, debts, bills, sums of money, accounts, bonds, specialties, covenants, contracts, controversies, torts, agreements, promises, trust actions, damages, judgments, claims, execution of claims and demands whatsoever, in law or in equity which against the releasees the releasor may have had, now has or for which its members, officers, employees, representatives, heirs, successors in interest or assigns hereinafter can, shall or may have for, or by any reason of, any manner, cause or thing whatsoever, including by way of illustration, but not exclusion, any and all injuries and damages of any kind and nature whatsoever sustained, asserted or which could have been asserted by the releasor resulting, to result or arising from that certain Marketing Agreement between releasor and Basin Water, Inc., dated on or about November 23, 2002 (the “Agreement”), all as more particularly described in litigation currently pending in the United States District Court for the District of Arizona, encaptioned GBM NEWCO, LLC, a Texas Limited Liability Company. Plaintiffs, v. BASIN WATER, INC., a California corporation, defendant, Cause No. CV06-1346-PHX-MHM (the “litigation”), and all other claims which could have been or have been asserted against releasees by the releasor in the litigation or in any other action which could have been brought by releasor against releasees.

The releasor hereby represents and warrants that:

1.	All authorizations, approvals and consents necessary for the execution and delivery of this Release of All Claims, and the consummation of this settlement contemplated hereby have been given;

2.	The individual signing this Release of All Claims has full and complete authority to execute this Release of All Claims on behalf of the releasor;

3.	The releasor is the owner of its interest in the Agreement, free and clear of all claims, liens, encumbrances, restrictions and limitations of any kind; and

4.	The releasor has not previously entered into any agreement to sell, transfer or hypothecate any interest in the Agreement.

This Release of All Claims is intended to and does cover all claims and matters set forth above, whether known to releasor at the time of the execution of this release or not, which have resulted or may hereinafter result, which may hereinafter be discovered, and which may have been caused or claimed to have been caused by the Agreement.

Releasor acknowledges that this is a full and final release and that the releasor intends and expressly agrees that it shall be effective as a bar to every claim, demand, and cause of action that releasor has against the releasees as of the date of the Release of All Claims. Releasor expressly waives all rights and benefits conferred on releasor now or in the future under California Civil Code § 1542, or any similar local law, ordinance, or statute of any jurisdiction. California Civil Code § 1542 provides as follows:

A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which, if known by him, must have materially affected his settlement with the debtor.

Releasor has been represented by Jim Darnell, Esq. of the Law Offices of Jim Darnell, P.C. and James Sullivan, Esq. of the Law Offices of James Sullivan, P.C. and has been advised that upon execution of this Release of All Claims, releasor will have no further claim of any nature whatsoever against the releasees. Releasor further acknowledges that it fully understands the terms, conditions and substance of this Release of All Claims and has voluntarily executed this Release of All Claims for valuable consideration of its own free will and choice and it is not acting under duress or undue influence.

The releasor agrees that the litigation shall be dismissed with prejudice and that all parties shall bear their own costs and attorney’s fees. The releasor agrees to execute or cause to be executed any and all other documents necessary to carry out the full intent and purpose of this Release of All Claims.

No promise, inducement or agreement not herein contained or expressed has been made to the undersigned and this Release of All Claims contains the entire agreement between the parties and its terms are contractual and not mere recitals.

RELEASOR KNOWS THAT TWO HUNDRED TWELVE THOUSAND FIVE HUNDRED DOLLARS ($212,500.00) IS ALL RELEASOR SHALL EVER RECEIVE, EITHER DIRECTLY OR INDIRECTLY, FOR ALL OUR CLAIMS AGAINST THE RELEASEES, NO OTHER REPRESENTATIONS OR PROMISES HAVING BEEN MADE TO RELEASOR, AND THAT SAID SUM IS PAID SOLELY IN COMPROMISE OF SAID CLAIM, LIABILITY FOR WHICH IS DENIED BY THE RELEASEES.

This Release of All Claims shall be governed by the laws of the state of Arizona, and the laws of the state of Arizona shall govern its construction and terms. Any action to enforce this Release of All Claims shall be filed in the State of Arizona. This Release of All Claims shall be binding upon the releasor, its heirs, representatives, successors, administrators and assigns.

IN WITNESS WHEREOF, the releasor has executed this Release of All Claims this 13 th day of February, 2008.

GMB NEWCO, LLC, a Texas Limited Liability Company

By	/s/ C R Bramblett
Its	President

ACKNOWLEDGEMENT AND AGREEMENT

The foregoing Release of All Claims has been fully and completely reviewed by the undersigned with GMB NEWCO, LLC, a Texas Limited Liability Company. GMB NEWCO, LLC understands the terms and conditions hereof and it has executed this Release of All Claims of their own free will. The undersigned approves this Release of All Claims as to form.

By	/s/ Jim Darnel
Jim Darnel, Esq.
Law Offices of Jim Darnell, PC
Attorney for GMB NEWCO, LLC, a Texas Limited Liability Company

STATE OF TEXAS	)
) ss.
Country of EL Paso	)

On this 13th day of February, 2008 before me, the undersigned Notary Public in and for the State of Texas, personally appeared C R Bramblett the President of GMB NEWCO, LLC, a Texas Limited Liability Company, known to me to be the person who executed this Release of All Claims, and acknowledged to me that they executed the same for the purposes therein stated.

/s/ Reyes Estrada
Notary Public

My Commission Expires:

3/1/11

Charles I. Kelhoffer, State Bar No. 005457

Tiffany Friedel Broberg, State Bar No. 024066

RIDENOUR, HIENTON, KELHOFFER,

LEWIS & GARTH, P.L.L.C.

Chase Tower

201 North Central Avenue, Suite 3300

Phoenix, Arizona 85004-1052

(602) 254-9900

cikelhoffer@rhhklaw.com

Attorneys for Defendants

UNITED STATES DISTRICT COURT

DISTRICT OF ARIZONA

GBM NEWCO, LLC, a Texas Limited Liability Company,	No. CV06-1346-PHX-MHM

Plaintiff, V.	STIPULATION FOR DISMISSAL WITH PREJUDICE

BASIN WATER, INC., a California corporation,	(Assigned to Hon. Mary H. Murguia)

Defendants.

Plaintiff GBM NEWCO, LLC, a Texas Limited Liability Company (“Plaintiff”) and Defendant BASIN WATER, INC., a California corporation /Counterclaimants, (“Defendant”), by and through their respective counsel, having reached a settlement of the above-captioned matter, hereby stipulate and agree that the Court may enter its Order of Dismiss with prejudice n the form attached hereto as Exhibit “A” and incorporated by reference herein.

JIM DARNELL, PC		RIDENOUR, HIENTON, KELHOFFER, LEWIS & GARTH, P.L.L.C.

By:	/s/ James L. Darnell	By:	/s/
	James L. Darnell, Esq.		Charles I. Kelhoffer, Esq.
	310 E. Mesa, Suite 212		Michele Molinario, Esq.
	El Paso, TX 79901		201, North Central Avenue
	Attorneys for Plaintiff		Suite 3300
Phoenix, AZ 85004-1052
Attorneys for Defendant

ORIGINAL of the foregoing filed and

COPY mailed this     th day of February, 2008 to:

James L. Sullivan

James L. Sullivan, P.C.

7047 E. Greenway Parkway, Suite 140

Scottsdale, Arizona 85254

/s/ Kirsten Sylvia

2

Charles I. Kelhoffer, State Bar No. 005457

Tiffany Friedel Broberg, State Bar No. 024066

RIDENOUR, HIENTON, KELHOFFER,

LEWIS & GARTH, P.L.L.C.

Chase Tower

201 North Central Avenue, Suite 3300

Phoenix, Arizona 85004-1052

(602) 254-9900

cikelhoffer@rhhklaw.com

Attorneys for Defendants

UNITED STATES DISTRICT COURT

DISTRICT OF ARIZONA

GBM NEWCO, LLC, a Texas Limited Liability Company,	No. CV06-1346-PHX-MHM

Plaintiff, V.	ORDER OF DISMISSAL WITH PREJUDICE

BASIN WATER, INC., a California corporation,	(Assigned to Hon. Mary H. Murguia)

Defendants.

The parties having entered into a stipulation and the Court being fully advised in the premises, and it appearing that the parties have entered into a final and binding settlement agreement with respect to this matter,

IT IS HEREBY ORDERED dismissing the above-captioned matter with prejudice, with each party bearing its own attorneys’ fees and costs incurred herein.

Done in open court this      day of February, 2008

Mary H. Murguia United States District Judge